Filed Pursuant to Rule 497

 File No. 333-207678

CC REAL ESTATE INCOME FUND

 Supplement No. 5 dated October 25, 2018 to the

Prospectus dated April 30, 2018

This Supplement No. 5 (this “Supplement”) contains information which amends, supplements or modifies certain information contained in the Prospectus of CC Real Estate Income Fund, formerly NorthStar Real Estate Capital Income Fund (the “Trust”), dated April 30, 2018, as supplemented and amended (the “Prospectus”). Capitalized terms used in this Supplement shall have the meanings ascribed to them in the Prospectus unless the context otherwise requires. The purpose of this Supplement is to disclose revisions related to the following:

•	The approval by the board of trustees of the Trust (the “Board”) to effectuate a name change of the Trust from NorthStar Real Estate Capital Income Fund to CC Real Estate Income Fund.

You should carefully consider the “Risk Factors” beginning on page 59 of the Prospectus before you decide to invest in the Trust’s common shares.

Name Change of the Trust

On August 16, 2018, the Board approved a name change of the Trust from NorthStar Real Estate Capital Income Fund to CC Real Estate Income Fund and such name change became effective on October 25, 2018 pursuant to the filing of the Certificate of Amendment to the Certificate of Trust of the Trust with the Secretary of State of the State of Delaware. Therefore, all references in the Prospectus to “NorthStar Real Estate Capital Income Fund” are replaced with “CC Real Estate Income Fund.”

In addition, the Board also approved a name change to each of NorthStar Real Estate Capital Income Master Fund, NorthStar Real Estate Capital Income Fund-T, NorthStar Real Estate Capital Income Fund-ADV and NorthStar Real Estate Capital Income Fund-C. Therefore, all references in the Prospectus to: (i) “NorthStar Real Estate Capital Income Master Fund” are replaced with “CC Real Estate Income Master Fund”; (ii) “NorthStar Real Estate Capital Income Fund-T” are replaced with “CC Real Estate Income Fund-T”; (iii) “NorthStar Real Estate Capital Income Fund-ADV” are replaced with “CC Real Estate Income Fund-T2”; and (iv) “NorthStar Real Estate Capital Income Fund-C” are replaced with “CC Real Estate Income Fund-C”.

The name of the Master Fund's private REIT has also been changed to "Core Properties Corp." As such, this Supplement supplements and amends the inside front cover of the Prospectus by replacing the first sentence of the first paragraph on page (i) with the following:

"Certain direct and indirect equity investments in CRE may be made through the Master Fund’s private REIT, Core Properties Corp. (the “REIT Subsidiary”), that intends to invest through wholly owned special purpose vehicles in properties with a focus on consistent income and quality locations."